Exhibit 10.1

AMENDMENT AGREEMENT
This Amendment Agreement, dated as of June 18, 2017 (the “Agreement”), is made by and among Chicago Bridge & Iron Company N.V., an entity registered in the Netherlands (“Parent”), The Shaw Group Inc., a Louisiana corporation (“Shaw”), CBI Peruana SAC, a sociedad anónima cerrada existing under the laws of Peru (“Peruvian Seller”), Horton CBI, Limited, a corporation existing under the federal laws of Canada (“Canadian Seller” and together with Shaw and Peruvian Seller, “Seller”)), and CSVC Acquisition Corp., a Delaware corporation (“Buyer”, and together with Parent and Seller, the “Parties”, and each, a “Party”).
WHEREAS, the Parties have entered into a Purchase Agreement, dated as of February 27, 2017 (the “Purchase Agreement”); and
WHEREAS, the Parties wish to amend the Purchase Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Amendment of the Purchase Agreement. The Parties hereby agree that with effect from the date of this Agreement, the amount of US$755,000,000 referred to in Section 1.2 of the Purchase Agreement shall be deleted and replaced with the amount of US$700,000,000, and that the definition of “Base Purchase Price” in the Purchase Agreement shall be hereinafter defined as US$700,000,000.
2.    Representations and Warranties.
(a)    Seller hereby represents and warrants to Buyer that (i) each of the Sellers and Parent has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated to be consummated by the Purchase Agreement, as amended by this Agreement, and the Other Agreements, (ii) each of Seller and Parent has taken all corporate action required by its certificate of incorporation and by-laws (or similar organizational documents) to authorize the execution and delivery of this Agreement, (iii) each of the Sellers and Parent has duly executed and delivered this Agreement, and (iv) the execution and delivery of this Agreement by Seller and by Parent will not give any person the right to challenge any of the transactions contemplated to be consummated by the Purchase Agreement, as amended by this Agreement.
(b)    Buyer hereby represents and warrants to Seller that (i) it has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated to be consummated by the Purchase Agreement, as amended by this Agreement, and the Other Agreements, (ii) it has taken all corporate action required by its certificate of incorporation and by-laws (or similar organizational documents) to authorize the execution and delivery of this Agreement, (iii) it has duly executed and delivered this Agreement, and (iv) the execution and delivery of this Agreement by it will not give any person the right to challenge any of the transactions contemplated to be consummated by the Purchase Agreement.

3.    Miscellaneous.
(a)    Capitalized terms used but not defined herein or amended pursuant to the terms of this Agreement shall have the meanings given to them in the Purchase Agreement.
(b)    Section 8.3 of the Purchase Agreement shall apply mutatis mutandis to this Agreement as if references to the Purchase Agreement were references to this Agreement.
(c)    Other than as expressly set forth herein, the Purchase Agreement shall continue in effect in accordance with its original terms.
(d)    This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which together shall be deemed to be one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or by email shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or by email shall be deemed to be their original signatures for all purposes.

(Signature Page Follows)
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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Chicago Bridge & Iron Company N.V.
By: /s/ Kirsten B. David Name: Kirsten B. David Title: Secretary
The Shaw Group Inc.
By: /s/ Kirsten B. David Name: Kirsten B. David Title: Director

CBI Peruana SAC
By: /s/ James Bishop Name: James Bishop Title: VP Operations

Horton CBI Limited
By: /s/ Greg Guse Name: Greg Guse Title: President, Horton CBI, Limited

CSVC Acquisition Corp.
By: /s/ Brian Gorczynski Name: Brian Gorczynski Title: Treasurer